FINANCIAL INCOME, NET - Schedule of Financial Income, Net (Details) - USD ($) $ in Thousands	6 Months Ended
	Jun. 30, 2020	Jun. 30, 2019
Other Income and Expenses [Abstract]
Foreign currency exchange differences	$ 172	$ 79
Interest on cash equivalents and restricted deposits	166	259
Total income	338	338
Bank commissions and others	22	49
Foreign currency exchange differences	119	246
Total expenses	(141)	(295)
Total financial income, net	$ 197	$ 43